                                                            PROTECTIVE LIFE INSURANCE
                    [LOGO]                                  COMPANY
                                                            PROTECTIVE VARIABLE ANNUITY
                                                            SEPARATE ACCOUNT
                                                            P.O. BOX 10648
                                                            BIRMINGHAM, ALABAMA 35202-0648
                                                            TELEPHONE: 1-800-456-6330

    This Prospectus describes the Protective Advantage-SM- Contract, a group and individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

    You may allocate your Purchase Payments to one or more of the Sub-Accounts of the Protective Variable Annuity Separate Account, the Guaranteed Account, or both. The assets of each Sub-Account will be invested solely in a corresponding Fund of Protective Investment Company, Oppenheimer Variable Account Funds, MFS-Registered Trademark- Variable Insurance Trust-SM-, Calvert Variable Series, Inc., and Van Eck Worldwide Insurance Trust. The Funds are:

PROTECTIVE INVESTMENT         MFS-REGISTERED TRADEMARK-     OPPENHEIMER VARIABLE ACCOUNT  CALVERT VARIABLE SERIES,
COMPANY                       VARIABLE INSURANCE TRUST-SM-  FUNDS                         INC.
INTERNATIONAL EQUITY FUND     NEW DISCOVERY SERIES          AGGRESSIVE GROWTH FUND/VA     SOCIAL SMALL CAP GROWTH
SMALL CAP VALUE FUND          EMERGING GROWTH SERIES        GLOBAL SECURITIES FUND/VA     PORTFOLIO
CAPITAL GROWTH FUND           RESEARCH SERIES               CAPITAL APPRECIATION FUND/VA  SOCIAL BALANCED PORTFOLIO
CORE U.S. EQUITY FUND         GROWTH WITH INCOME SERIES     MAIN STREET GROWTH &          VAN ECK WORLDWIDE INSURANCE
GROWTH AND INCOME FUND        UTILITIES SERIES              INCOME FUND/VA                TRUST
GLOBAL INCOME FUND            TOTAL RETURN SERIES           HIGH INCOME FUND/VA           WORLDWIDE HARD ASSETS FUND
                                                            STRATEGIC BOND FUND/VA        WORLDWIDE REAL ESTATE FUND
                                                            MONEY FUND/VA

    The value of your Contract, except amounts you allocate to the Guaranteed Account, will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

    This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. Additional information about the Contract and the Variable Account is contained in the Statement of Additional Information, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

    PLEASE READ THIS PROSPECTUS CAREFULLY. INVESTORS SHOULD KEEP A COPY FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH OF THE FUNDS.

    THE PROTECTIVE ADVANTAGE-SM- CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK OR FINANCIAL INSTITUTION. IT IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND IT IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               THE DATE OF THIS PROSPECTUS IS SEPTEMBER 21, 1999

                               TABLE OF CONTENTS

                                                      PAGE
                                                   -----------
DEFINITIONS......................................           3
EXPENSE TABLES...................................           4
  Examples.......................................           6
SUMMARY..........................................           8
  The Contract...................................           8
  Federal Tax Status.............................          10
CONDENSED FINANCIAL INFORMATION..................          11
THE COMPANY, VARIABLE ACCOUNT AND FUNDS..........          12
  Protective Life Insurance Company..............          12
  Protective Variable Annuity Separate Account...          12
  Administration.................................          12
  The Funds......................................          13
  Protective Investment Company (PIC)............          13
  MFS-Registered Trademark- Variable Insurance
    Trust-SM-....................................          14
  Oppenheimer Variable Account Funds.............          14
  Calvert Variable Series, Inc...................          15
  Van Eck Worldwide Insurance Trust..............          15
  Other Investors in the Funds...................          16
  Addition, Deletion or Substitution of
    Investments..................................          17
DESCRIPTION OF THE CONTRACT......................          18
  The Contract...................................          18
  Parties to the Contract........................          18
  Issuance of a Contract.........................          19
  Purchase Payments..............................          20
  Right to Cancel................................          20
  Allocation of Purchase Payments................          20
  Variable Account Value.........................          21
  Transfers......................................          22
  Surrenders and Partial Surrenders..............          25
THE GUARANTEED ACCOUNT...........................          27
DEATH BENEFIT....................................          28
  Standard Death Benefit.........................          29
  Optional Benefit Packages......................          29
SUSPENSION OR DELAY IN PAYMENTS..................          31
CHARGES AND DEDUCTIONS...........................          31
  Sales Charge...................................          31
  Mortality and Expense Risk Charge..............          32
  Administration Charges.........................          33
  Transfer Fee...................................          33
  Contract Maintenance Fee.......................          33
  Fund Expenses..................................          33
  Premium Taxes..................................          33
  Other Taxes....................................          33
ANNUITIZATION....................................          34
  Annuity Commencement Date......................          34
  Fixed Income Payments..........................          34
  Variable Income Payments.......................          34
  Annuity Options................................          35
  Minimum Amounts................................          36

                                                      PAGE
                                                   -----------
  Death of Annuitant or Owner After Annuity
    Commencement Date............................          36
YIELDS AND TOTAL RETURNS.........................          36
  Yields.........................................          36
  Total Returns..................................          37
  Standardized Average Annual Total Returns......          37
  Non-Standard Average Annual Total Returns......          37
  Performance Comparisons........................          38
  Other Matters..................................          38
FEDERAL TAX MATTERS..............................          38
  Introduction...................................          38
  The Company's Tax Status.......................          39
TAXATION OF ANNUITIES IN GENERAL.................          39
  Tax Deferral During Accumulation Period........          39
  Taxation of Partial and Full Surrenders........          41
  Taxation of Annuity Payments...................          41
  Taxation of Death Benefit Proceeds.............          42
  Assignments, Pledges, and Gratuitous
    Transfers....................................          42
  Penalty Tax on Premature Distributions.........          42
  Aggregation of Contracts.......................          43
  Loss of Interest Deduction Where Contract Is
    Held By or For the Benefit of Certain
    Non-Natural Persons..........................          43
QUALIFIED RETIREMENT PLANS.......................          43
  In General.....................................          43
  Direct Rollovers...............................          46
FEDERAL INCOME TAX WITHHOLDING...................          47
GENERAL MATTERS..................................          47
  The Contract...................................          47
  Error in Age or Gender.........................          47
  Incontestability...............................          48
  Non-Participation..............................          48
  Assignment.....................................          48
  Notice.........................................          48
  Modification...................................          48
  Reports........................................          48
  Settlement.....................................          48
  Receipt of Payment.............................          48
  Protection of Proceeds.........................          49
  Minimum Values.................................          49
  Application of Law.............................          49
  No Default.....................................          49
DISTRIBUTION OF THE CONTRACTS....................          49
  Inquiries......................................          49
PREPARATION FOR YEAR 2000........................          49
IMSA.............................................          50
LEGAL PROCEEDINGS................................          51
VOTING RIGHTS....................................          51
FINANCIAL STATEMENTS.............................          51
STATEMENT OF ADDITIONAL INFORMATION TABLE OF
  CONTENTS.......................................          52

                                  DEFINITIONS

    "We", "us", "our", "Protective Life", and "Company" refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who has been issued a Contract.

    ACCUMULATION UNIT: A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date.

    ALLOCATION OPTION: Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract.

    ANNUITY COMMENCEMENT DATE: The date as of which the Contract Value, less applicable premium tax, is applied to an Annuity Option.

    ANNUITY OPTION: The payout option under which the Company makes annuity income payments.

    ANNUITY UNIT: A unit of measure used to calculate the amount of the variable income payments.

    ASSUMED INVESTMENT RETURN: The assumed annual rate of return used to calculate the amount of the variable income payments.

    CONTRACT: The Protective Advantage-SM- flexible premium deferred variable and fixed annuity Contract.

    CONTRACT ANNIVERSARY: The same month and day as the Effective Date in each subsequent year of the Contract.

    CONTRACT VALUE: Prior to the Annuity Commencement Date, the sum of the Variable Account value and the Guaranteed Account value.

    CONTRACT YEAR: Any period of 12 months commencing with the Effective Date or any Contract Anniversary.

    DCA:  Dollar cost averaging.

    DCA FIXED ACCOUNTS: The DCA Fixed Accounts are part of the Company's general account and are not part of or dependent upon the investment performance of the Variable Account.

    EFFECTIVE DATE: The date as of which the initial Net Purchase Payment is credited to the Contract and the date the Contract takes effect.

    FIXED ACCOUNT: The Fixed Account is part of the Company's general account and is not part of or dependent upon the investment performance of the Variable Account.

    FUND: Any investment portfolio in which a corresponding Sub-Account invests.

    GUARANTEED ACCOUNT: The Fixed Account, DCA Fixed Accounts, and any other Allocation Option we may offer with interest rate guarantees.

    NET PURCHASE PAYMENT: The Purchase Payment, less the sales charge and any applicable premium taxes.

    PURCHASE PAYMENT: The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

    QUALIFIED CONTRACTS: Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

    QUALIFIED PLANS: Retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

    SUB-ACCOUNT:  A separate division of the Variable Account.

    VALUATION DAY: Each day on which the New York Stock Exchange is open for business.

    VALUATION PERIOD: The period which begins at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next Valuation Day.

    VARIABLE ACCOUNT: The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

    WRITTEN NOTICE: A notice or request submitted in writing in a form satisfactory to the Company that is received at the administrative office.

                                 EXPENSE TABLES

    The following expense information assumes that the entire Contract Value is Variable Account Value.

OWNER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchase Payments................     5.50%(1)
  Surrender Charge Imposed on Amount Surrendered...................        None
  Transfer Processing Fee..........................................      None(2)
ANNUAL CONTRACT MAINTENANCE FEE....................................       $30(3)

                                                                        WITH
                                                                      STANDARD    WITH OPTIONAL
                                                                      BENEFITS      BENEFITS
                                                                     -----------  -------------
ANNUAL ACCOUNT EXPENSES (as a percentage of average Variable
  Account value)
  Mortality and Expense Risk Charge................................     0.60%         0.75%
  Administration Charge............................................     0.10%         0.10%
  Total Account Expenses...........................................     0.70%         0.85%

ANNUAL FUND EXPENSES
(after reimbursement and as percentage of average net assets)
--------------------------------------------------------------------------------

                                                                MANAGEMENT           OTHER             TOTAL ANNUAL
                                                                (ADVISORY)      EXPENSES AFTER         FUND EXPENSES
                                                                   FEES          REIMBURSEMENT    (AFTER REIMBURSEMENTS)
-------------------------------------------------------------------------------------------
PROTECTIVE INVESTMENT COMPANY (PIC) (1)
  International Equity Fund.................................          1.10%             0.00%                 1.10%
  Small Cap Value Fund......................................          0.80%             0.00%                 0.80%
  Capital Growth Fund.......................................          0.80%             0.00%                 0.80%
  CORE U.S. Equity Fund.....................................          0.80%             0.00%                 0.80%
  Growth and Income Fund....................................          0.80%             0.00%                 0.80%
  Global Income Fund........................................          1.10%             0.00%                 1.10%
MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM- (2,3)
  New Discovery Series......................................          0.90%             0.27%                 1.17%
  Emerging Growth Series....................................          0.75%             0.10%                 0.85%
  Research Series...........................................          0.75%             0.11%                 0.86%
  Growth With Income Series.................................          0.75%             0.13%                 0.88%
  Utilities Series..........................................          0.75%             0.26%                 1.01%
  Total Return Series.......................................          0.75%             0.16%                 0.91%
OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Aggressive Growth Fund/VA.................................          0.69%             0.02%                 0.71%
  Global Securities Fund/VA.................................          0.68%             0.06%                 0.74%
  Capital Appreciation Fund/VA..............................          0.72%             0.03%                 0.75%
  Main Street Growth & Income Fund/VA.......................          0.74%             0.05%                 0.79%
  High Income Fund/VA.......................................          0.74%             0.04%                 0.78%
  Strategic Bond Fund/VA....................................          0.74%             0.06%                 0.80%
  Money Fund/VA.............................................          0.45%             0.05%                 0.50%
CALVERT VARIABLE SERIES, INC. (4)
  Social Small Cap Growth Portfolio.........................          1.00%             0.33%                 1.33%
  Social Balanced Portfolio.................................          0.70%             0.18%                 0.88%
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Hard Assets Fund................................          1.00%             0.16%                 1.16%
  Worldwide Real Estate Fund (5)............................          0.00%             0.89%                 0.89%

--------------------------------------------------------------------------------

(1) The Sales Charge percentage decreases at certain points as your Contract Value or the aggregate amount of your Purchase Payments increases. Your Purchase Payment may also qualify for a reduced Sales Charge percentage if you submit a Letter of Intent to make sufficient additional Purchase Payments within a certain period. (See "Charges and Deductions".)

(2) Protective Life reserves the right to charge a Transfer Fee in the future. (See "Charges and Deductions".)

(3) The contract maintenance fee may not apply. (See "Charges and Deductions".)

(1) The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 1998 were:
    CORE U.S. Equity Fund 0.85%, Small Cap Value Fund 0.89%, International Equity Fund 1.39%, Growth and Income Fund 0.85%, Capital Growth Fund 0.86%, and Global Income Fund 1.28%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days' notice to PIC, the investment manager has no present intention of doing so.

(2) MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that each series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of these series during the current fiscal year. This waiver and reimbursement was in effect for the period ending December 31, 1998. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004 (May 1, 2001 in the case of the New Discovery Series). MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for each series until at least May 1, 2000, unless terminated with the consent of the board of trustees which oversees the series. Absent the reimbursements, total expenses for the New Discovery Series for the period ended December 31, 1998 were 5.22% reflecting "Other Expenses" of 4.47%.

(3) Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements which would also have the effect of reducing the Series' expenses. Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the Series. Had this offset been incorporated into the reported expenses, the "Other Expenses" for the New Discovery Series would appear on the Expense Table as 0.25% and in footnote (2) as 4.45%, and the "Other Expenses" for the Utilities Series would appear on the Expense Table as 0.23%.

(4) The figures have been restated to reflect an increase in transfer agency expenses (the addition of 0.01%) for the Calvert Social Balanced Portfolio expected to be incurred in 1999. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly (again, restated for the Calvert Social Balanced Portfolio) would be 0.86% for Calvert Social Balanced, and 1.12% for Calvert Social Small Cap Growth.

(5) Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to waive its management fees and assume all expenses of the fund except interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 1998 to February 28, 1998. The Adviser also agreed to assume expenses exceeding 1% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period March 1, 1998 to December 31, 1998. For the year ended December 31, 1998, the Adviser assumed expenses in the amount of $49,729 (3.43%). Absent this reimbursement, total expenses for the Van Eck Worldwide Real Estate Fund would have been 5.32% reflecting "Management Fees" of 1.00% and "Other Expenses" of 4.32%. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. As of December 31, 1998, the Adviser owned 39% of the outstanding shares of beneficial interest of the Fund.

    The above tables are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the expenses for the Account and reflect the investment management fees and other expenses and total expenses for each Fund for the period January 1, 1998 to December 31, 1998. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectuses for each of the Funds, which accompany this prospectus. In addition to the expenses listed above, premium taxes currently varying from 0 to 3.5% may be applicable in certain states.

EXAMPLES

    During the applicable time period, you would pay the following expenses on a $1,000 investment, assuming selection of the standard death benefit, the maximum 5.5% sales charge, a 5% annual return on assets and that the contract maintenance fee is $30, and at the anticipated Contract size of $100,000 is equivalent to 0.03%. We do not deduct any additional fees or charges when you surrender your Contract or annuitize. Therefore, we provide only one set of expense figures below.

SUB-ACCOUNT                                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------  ----------  ----------  ----------  ----------
PIC International Equity...................................        $73        $109        $149        $258
PIC Small Cap Value........................................         70         101         134         227
PIC Capital Growth.........................................         70         101         134         227
PIC CORE U. S. Equity......................................         70         101         134         227
PIC Growth and Income......................................         70         101         134         227
PIC Global Income..........................................         73         109         149         258

MFS New Discovery..........................................         73         111         152         265
MFS Emerging Growth........................................         70         102         136         232
MFS Research...............................................         70         102         137         234
MFS Growth With Income.....................................         70         103         138         236
MFS Utilities..............................................         72         107         144         249
MFS Total Return...........................................         71         104         139         239

Oppenheimer Aggressive Growth..............................         69          98         129         218
Oppenheimer Global Securities..............................         69          99         131         221
Oppenheimer Capital Appreciation...........................         69          99         131         222
Oppenheimer Main Street Growth & Income....................         70         100         133         226
Oppenheimer High Income....................................         70         100         133         225
Oppenheimer Strategic Bond.................................         70         101         134         227
Oppenheimer Money Fund.....................................         67          92         119         196

Calvert Social Small Cap Growth............................         75         116         160         281
Calvert Social Balanced....................................         70         103         138         236

Van Eck Worldwide Hard Assets..............................         73         111         152         264
Van Eck Worldwide Real Estate..............................         71         103         138         237

    During the applicable time period, you would pay the following expenses on a $1,000 investment, assuming selection of an optional benefit package, the maximum 5.5% sales charge, a 5% annual return on assets and that the contract maintenance fee is $30, and at the anticipated Contract size of $100,000 is equivalent to 0.03%. We do not deduct any additional fees or charges when you surrender your Contract or annuitize. Therefore, we provide only one set of expense figures below.

SUB-ACCOUNT                                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------  ----------  ----------  ----------  ----------
PIC International Equity...................................        $74        $114        $156        $273
PIC Small Cap Value........................................         71         105         141         243
PIC Capital Growth.........................................         71         105         141         243
PIC CORE U. S. Equity......................................         71         105         141         243
PIC Growth and Income......................................         71         105         141         243
PIC Global Income..........................................         74         114         156         273

MFS New Discovery..........................................         75         116         159         280
MFS Emerging Growth........................................         72         106         144         248
MFS Research...............................................         72         107         144         249
MFS Growth With Income.....................................         72         107         145         251
MFS Utilities..............................................         73         111         152         264
MFS Total Return...........................................         72         108         147         254

Oppenheimer Aggressive Growth..............................         70         102         137         234
Oppenheimer Global Securities..............................         71         103         138         237
Oppenheimer Capital Appreciation...........................         71         104         139         238
Oppenheimer Main Street Growth & Income....................         71         105         141         242
Oppenheimer High Income....................................         71         104         140         241
Oppenheimer Strategic Bond.................................         71         105         141         243
Oppenheimer Money Fund.....................................         68          96         126         212

Calvert Social Small Cap Growth............................         76         120         167         295
Calvert Social Balanced....................................         72         107         145         251

Van Eck Worldwide Hard Assets..............................         75         115         159         279
Van Eck Worldwide Real Estate..............................         72         108         146         252

------------

* The examples assume that no transfer fee or premium taxes have been assessed.

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE 5% ANNUAL RETURN ASSUMED IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                                    SUMMARY

THE CONTRACT

WHAT IS THE PROTECTIVE ADVANTAGE-SM-  The Protective Advantage-SM- Contract is a flexible
CONTRACT?                             premium deferred variable and fixed annuity contract
                                      issued by Protective Life. (See "The Contract".) In
                                      certain states the Contract is offered as a group
                                      contract to eligible persons.

HOW IS A CONTRACT ISSUED?             Protective Life will issue the Contract when it
                                      receives and accepts your complete application
                                      information and an initial Purchase Payment. (See
                                      "Issuance of a Contract".)

WHAT ARE THE PURCHASE PAYMENTS?       The minimum amount which Protective Life will accept
                                      as an initial Purchase Payment is $5,000 for
                                      Non-Qualified Contracts and $2,000 for Qualified
                                      Contracts. Subsequent Purchase Payments may only be
                                      made at any time prior to the earlier of: (1) the
                                      oldest Owner's 85th birthday; or (2) the Annuitant's
                                      85th birthday. No Purchase Payment will be accepted
                                      within 5 years of the Annuity Commencement Date then
                                      in effect. The minimum subsequent Purchase Payment we
                                      will accept is $500, or $100 if made by electronic
                                      funds transfer. The maximum aggregate Purchase
                                      Payment(s) we will accept without prior administrative
                                      office approval is $1,000,000. We reserve the right
                                      not to accept any Purchase Payment. (See "Purchase
                                      Payments".)

CAN I CANCEL THE CONTRACT?            You have the right to return the Contract within a
                                      certain number of days (which varies by state and is
                                      never less than ten) after you receive it. The
                                      returned Contract will be treated as if it were never
                                      issued. Protective Life will refund the Contract Value
                                      plus the sales charge in states where permitted. This
                                      amount may be more or less than the Purchase Payments.
                                      Where required, we will refund Purchase Payments. (See
                                      "Right to Cancel".)

CAN I TRANSFER AMOUNTS IN THE         Prior to the Annuity Commencement Date, you may
CONTRACT?                             request transfers from one Allocation Option to
                                      another. No transfers may be made into a DCA Fixed
                                      Account. At least $100 must be transferred. Protective
                                      Life reserves the right to limit the maximum amount
                                      that may be transferred from the Fixed Account to the
                                      greater of (a) $2,500; or (b) 25% of the value of the
                                      Fixed Account per Contract Year. The Company reserves
                                      the right to charge a transfer fee of $25 for each
                                      transfer after the 12th transfer during such Contract
                                      Year. (See "Transfers".)

CAN I SURRENDER THE CONTRACT?         Upon Written Notice before the Annuity Commencement
                                      Date, you may surrender the Contract and receive its
                                      surrender value. (See "Surrenders and Partial
                                      Surrenders".) Surrenders may have federal (and state)
                                      income tax consequences. In addition, surrenders from
                                      Contracts issued pursuant to Section 403(b) of the
                                      Internal Revenue Code may not be allowed in certain
                                      circumstances. (See "Federal Tax Matters".)

IS THERE A DEATH BENEFIT?             If any Owner dies prior to the Annuity Commencement
                                      Date and while this Contract is in force, a death
                                      benefit, less any applicable premium tax, will be
                                      payable to the Beneficiary. The death benefit is
                                      determined as of the end of the Valuation Period
                                      during which we receive due proof of the Owner's
                                      death. The death benefit will equal the greater of:
                                      (1) the Contract Value; or (2) aggregate Purchase
                                      Payments less aggregate amounts surrendered. Only one
                                      death benefit is payable under this Contract, even
                                      though the Contract may, in some circumstances,
                                      continue beyond the time of an Owner's death. (See
                                      "Death Benefit".)

                                      At the time of application the Owner may purchase an
                                      optional benefit package that may provide a death
                                      benefit which is greater than the standard death
                                      benefit provided under the contract. Currently, two
                                      optional benefit packages are available. (See
                                      "Optional Benefit Packages".)

ARE THERE CHARGES AND DEDUCTIONS      The following charges and deductions are made in
FROM MY CONTRACT?                     connection with the Contract:

    SALES CHARGE.                     We will deduct a sales charge from each Purchase
                                      Payment we accept. The sales charge is a percentage of
                                      the Purchase Payment. The maximum sales charge
                                      percentage we will apply is 5.5%. The sales charge
                                      percentage decreases at certain points as your
                                      Contract Value or the aggregate amount of your
                                      Purchase Payments increases. Your Purchase Payment may
                                      also qualify for a reduced sales charge percentage if
                                      you submit a letter of intent to make sufficient
                                      additional Purchase Payments within a certain period.
                                      (See "Charges and Deductions".)

    MORTALITY AND EXPENSE RISK        We will deduct a mortality and expense risk charge to
CHARGE.                               compensate us for assuming certain mortality and
                                      expense risks. For Contracts issued with the standard
                                      death benefit, the charge equals, on an annual basis,
                                      0.60% of the average daily net assets of the Variable
                                      Account value attributable to the Contracts. For
                                      Contracts issued with an optional benefit package, the
                                      charge equals 0.75% of such assets prior to the
                                      Annuity Commencement Date. (See "Optional Benefit
                                      Packages".) On and after the Annuity Commencement
                                      Date, the charge equals 0.60% of such assets. (See
                                      "Mortality and Expense Risk Charge".)

    ADMINISTRATION CHARGE.            We will deduct an administration charge equal, on an
                                      annual basis, to 0.10% of the average daily net assets
                                      of the Variable Account value supporting the
                                      Contracts. (See "Administration Charge".)

    CONTRACT MAINTENANCE FEE.         Prior to the Annuity Commencement Date a contract
                                      maintenance fee of $30 is deducted from the Contract
                                      Value on each Contract Anniversary, and on any day
                                      that the Contract is surrendered, if the surrender
                                      occurs on any day other than the Contract Anniversary.
                                      Under certain circumstances, we may waive this fee.
                                      (See "Contract Maintenance Fee".)

    TAXES.                            Some states impose premium taxes at rates currently
                                      ranging up to 3.5%. If premium taxes apply to your
                                      Contract, we will deduct them from the Purchase
                                      Payment(s) when accepted or from the Contract Value
                                      upon a full or partial surrender, death or
                                      annuitization. The Company reserves the right to
                                      impose a charge for other taxes attributable to the
                                      Variable Account. (See "Charges and Deductions".)

    INVESTMENT MANAGEMENT FEES AND    The net assets of each Sub-Account of the Variable
    OTHER EXPENSES OF THE FUNDS.      Account will reflect the investment management fee the
                                      corresponding Fund incurs as well as other operating
                                      expenses of that Fund. For each Fund, the investment
                                      manager receives a daily fee for its investment
                                      management services. The management fees are based on
                                      the average daily net assets of the Fund. (See "Fund
                                      Expenses" and the Funds' prospectuses.)

WHAT ANNUITY OPTIONS ARE AVAILABLE?   Currently, we apply the Contract Value, less any
                                      applicable premium tax, to an Annuity Option on the
                                      Annuity Commencement Date, unless you choose to
                                      receive the surrender value in a lump sum. Annuity
                                      Options include: payments for a certain period, and
                                      life income with or without payments for a certain
                                      period. Some Annuity Options are available on either a
                                      fixed or variable payment basis. (See
                                      "Annuitization".)

IS THE CONTRACT AVAILABLE FOR         We may issue the Contract for use with retirement
QUALIFIED RETIREMENT PLANS?           plans that receive special federal income tax
                                      treatment under the Internal Revenue Code such as
                                      pension and profit sharing plans (including H.R. 10
                                      plans), tax sheltered annuities, individual retirement
                                      accounts, and individual retirement annuities.
                                      Contracts issued for these qualified retirement plans
                                      are referred to as Qualified Contracts, and these
                                      types of plans are referred to as Qualified Plans.
                                      (See "Federal Tax Matters".)

OTHER CONTRACTS                       We offer other types of annuity contracts and
                                      insurance policies which also invest in the same Funds
                                      in which your Contract invests. These other types of
                                      contracts and policies may have different charges that
                                      could affect the value of Sub-Accounts and may offer
                                      different benefits than your Contract. To obtain more
                                      information about these contracts and policies, you
                                      may contact our administrative office in writing or by
                                      telephone.

FEDERAL TAX STATUS

    Generally, a distribution from the Contract, which includes a full or partial surrender or payment of a death benefit, will result in taxable income if there has been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. (See "Federal Tax Matters".)

                        CONDENSED FINANCIAL INFORMATION

    The date of inception of each of the sub-accounts is as follows:

March 14, 1994 --    PIC International Equity
                     PIC Small Cap Value
                     PIC CORE U.S. Equity
                     PIC Growth and Income
                     PIC Global Income
                     Oppenheimer Money Fund (formerly PIC
                       Money Market)
June 13, 1995 --     PIC Capital Growth
July 1, 1997 --      MFS Emerging Growth
                     MFS Research
                     MFS Growth With Income
                     MFS Total Return
                     Oppenheimer Aggressive Growth
                     Oppenheimer Capital Appreciation
                       (formerly Oppenheimer Growth)
                     Oppenheimer Main Street Growth & Income
                       (formerly Oppenheimer Growth &
                       Income)
                     Oppenheimer Strategic Bond
                     Calvert Social Small Cap Growth
                     Calvert Social Balanced
November 5, 1998 --  MFS New Discovery
                     MFS Utilities
                     Oppenheimer Global Securities
                     Oppenheimer High Income
                     Van Eck Worldwide Hard Assets
                     Van Eck Worldwide Real Estate

    The Contracts represent a new class of Accumulation Units of the Variable Account. No information is provided with respect to these Accumulation Units because, as of the date of this prospectus, the Variable Account has not yet commenced operations with respect to this new class.

                    THE COMPANY, VARIABLE ACCOUNT AND FUNDS

PROTECTIVE LIFE INSURANCE COMPANY

    The Contracts are issued by Protective Life. A Tennessee corporation founded in 1907, Protective Life provides individual life insurance, annuities, group dental insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 1998, Protective Life had total assets of approximately $11.6 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $12.0 billion at December 31, 1998.

PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

    The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. The portion of the assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

    Currently, twenty-three Sub-Accounts of the Variable Account are available under this Contract: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORE U.S. Equity; PIC Growth and Income; PIC Global Income; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Growth With Income; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global Securities; Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Strategic Bond; Oppenheimer Money Fund; Calvert Social Small Cap Growth; Calvert Social Balanced; Van Eck Worldwide Hard Assets; and Van Eck Worldwide Real Estate. Each Sub-Account invests in shares of a corresponding Fund. Therefore, the investment experience of your Contract depends on the experience of the Sub-Accounts that you select. Other contracts issued by Protective Life may offer some or all of the Sub-Accounts of the Variable Account.

ADMINISTRATION

    Protective Life Insurance Company performs the Contract administration at its administrative office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

THE FUNDS

    Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company ("PIC Funds") managed by Protective Investment Advisors, Inc. (formerly Investment Distributors Advisory Services, Inc.), and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; MFS-Registered Trademark- Variable Insurance Trust-SM- managed by MFS Investment Management; Calvert Variable Series, Inc. managed by Calvert Asset Management Company, Inc.; or Van Eck Worldwide Insurance Trust managed by Van Eck Associates Corporation. Shares of these Funds are offered only to:

        (1) the Variable Account,

        (2) other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies,

        (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and

        (4) certain qualified retirement plans.

    Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

    There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

PROTECTIVE INVESTMENT COMPANY (PIC)

INTERNATIONAL EQUITY FUND.

    This Fund seeks long-term capital appreciation. This Fund will pursue its objectives by investing substantially all, and at least 65%, of total assets in equity and equity-related securities of companies that are organized outside the United States or whose securities are primarily traded outside the United States.

SMALL CAP VALUE FUND.

    This Fund seeks long-term capital growth. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

CAPITAL GROWTH FUND.

    This Fund seeks long-term capital growth. The Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity securities having long-term capital appreciation potential.

CORE U.S. EQUITY FUND.

    This Fund seeks a total return consisting of capital appreciation plus dividend income. This Fund will pursue its objectives by investing, under normal circumstances, at least 90% of its total assets in equity securities selected using both fundamental research and a variety of quantitative techniques in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.

GROWTH AND INCOME FUND.

    This Fund seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities having favorable prospects of capital appreciation and/or dividend paying ability.

GLOBAL INCOME FUND.

    This Fund seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in high quality fixed-income securities of U.S. and foreign issuers and through foreign currency transactions.

MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM-

NEW DISCOVERY SERIES.

    This Fund seeks to provide capital appreciation.

EMERGING GROWTH SERIES.

    This Fund seeks to provide long-term growth of capital.

RESEARCH SERIES.

    This Fund seeks to provide long-term growth of capital and future income.

GROWTH WITH INCOME SERIES.

    This Fund seeks reasonable current income and long-term growth of capital and income.

UTILITIES SERIES.

    This Fund seeks to provide capital growth and current income above that available from a portfolio invested entirely in equity securities.

TOTAL RETURN SERIES.

    This Fund seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

AGGRESSIVE GROWTH FUND/VA.

    This Fund seeks to achieve capital appreciation by investing in "growth-type" companies.

GLOBAL SECURITIES FUND/VA.

    This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

CAPITAL APPRECIATION FUND/VA.

    This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

MAIN STREET GROWTH & INCOME FUND/VA.

    This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

HIGH INCOME FUND/VA.

    This Fund seeks a high level of current income from investment in high yield fixed-income securities.

STRATEGIC BOND FUND/VA.

    This Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

MONEY FUND/VA.

    This Fund seeks to maximize current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. AN INVESTMENT IN THE MONEY FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CALVERT VARIABLE SERIES, INC.

SOCIAL SMALL CAP GROWTH PORTFOLIO.

    This Fund seeks to provide long-term capital appreciation by investing in equity securities of companies that have small market capitalizations.

SOCIAL BALANCED PORTFOLIO.

    This Fund seeks to achieve a total return above the rate of inflation through an actively managed, non-diversified portfolio of common and preferred stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the social criteria established for the Fund.

VAN ECK WORLDWIDE INSURANCE TRUST

WORLDWIDE HARD ASSETS FUND.

    This Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities". Hard Asset Securities are the stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from the exploration, development, production or distribution of (together "Hard Assets"):

        (i) precious metals;

        (ii) natural resources;

       (iii) real estate; and

        (iv) commodities.

WORLDWIDE REAL ESTATE FUND.

    This Fund seeks a high total return by investing in equity securities of companies that own significant real estate or that principally do business in real estate.

    THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED. MORE DETAILED INFORMATION CONCERNING THE INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS, THE EXPENSES OF THE FUNDS, THE RISKS ATTENDANT TO INVESTING IN THE FUNDS AND OTHER ASPECTS OF THEIR OPERATIONS CAN BE FOUND IN THE CURRENT PROSPECTUSES FOR THE FUNDS, WHICH ACCOMPANY THIS PROSPECTUS, AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR EACH OF THE FUNDS. THE FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF PURCHASE PAYMENTS OR TRANSFERS AMONG THE SUB-ACCOUNTS.

    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

OTHER INFORMATION ABOUT THE FUNDS

    Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Account Value to the Sub-Account investing in shares of that Fund.

    We may receive compensation from one or more of the Funds (or their affiliates) based upon an annual percentage of the average net assets we hold in the Fund. These amounts are intended to compensate us for administrative and other services we provide to the Funds. Managers or advisers paying fees under these agreements do not increase the fees or expenses the Funds or their shareholders pay.

OTHER INVESTORS IN THE FUNDS

    PIC currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable life insurance contracts issued through Protective Life, and to Protective Life and Annuity Insurance Company (formerly American Foundation Life Insurance Company), a Protective Life affiliate, as the underlying investment for variable annuity contracts issued by Protective Life and Annuity. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under
Section 401 of the Internal Revenue Code of 1986. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity and variable life insurance policies or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable annuity contracts other than the Contracts or variable life insurance policies or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that PIC's response to any such conflicts insufficiently protects Owners, it will take appropriate action on its own, including withdrawing the Account's investment in the Fund. (See the PIC Prospectus for more detail.)

    Shares of the MFS-Registered Trademark- Variable Insurance Trust-SM-, Oppenheimer Variable Account Funds, Calvert Variable Series, Inc. and Van Eck Worldwide Insurance Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the boards of directors (or trustees) of the MFS-Registered Trademark- Variable Insurance Trust-SM-, Oppenheimer Variable Account Funds, Calvert Variable Series, Inc. and Van Eck Worldwide Insurance Trust monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) on a basis to be determined by Protective Life.

    If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s) and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be de-registered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

                          DESCRIPTION OF THE CONTRACT

    The following sections describe the Contracts currently being offered.

THE CONTRACT

    The Protective Advantage-SM- Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. In certain states we offer the Contract as a group contract to eligible persons who have established accounts with certain broker-dealers that have entered into a distribution agreement with Protective Life to offer the Contract. In those states we may also offer the Contract to members of other eligible groups. In all other states, we offer the Contract as an individual contract. If you purchase an interest in a group contract, you will receive a certificate evidencing your ownership interest in the group contract. Otherwise, you will receive an individual Contract.

    You may purchase the Contract on a non-qualified basis. You may also purchase it for use with certain qualified retirement plans that receive special federal income tax treatment under the Internal Revenue Code, such as pension and profit sharing plans (including H.R. 10 Plans), tax sheltered annuity plans, individual retirement accounts, and individual retirement annuities.

    You may wish to consult a qualified tax and/or financial adviser regarding the use of the Contract within a qualified plan or in connection with other employee benefit plans or arrangements that receive favorable tax treatment, since many such plans or arrangements provide the same type of tax deferral as provided by the Contract. The Contract provides a number of extra benefits and features not provided by employee benefit plans or arrangements alone, although there are costs and expenses under the Contract related to these benefits and features. You should carefully consider these benefits and features in relation to their costs as they apply to your particular situation.

PARTIES TO THE CONTRACT

OWNER.

    The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. In those states where the Contract is issued as a group contract, the term "Owner" refers to the holder of the certificate evidencing an interest in the group contract. Two persons may own the Contract together; they are designated as the Owner and the Joint Owner. In the case of Joint Owners, provisions relating to action by the Owner means both Joint Owners acting together. Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. The Company will only issue a Contract prior to each Owner's 85th birthday.

    The Owner of this Contract may be changed by Written Notice provided:

       (1) each new Owner's 85th birthday is after the Effective Date; and

       (2) each new Owner's 90th birthday is on or after the Annuity Commencement Date.

    For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Changing the Owner may result in a tax liability. (See "Taxation of Annuities in General: Assignments, Pledges, and Gratuitous Transfers.")

BENEFICIARY.

    The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

       PRIMARY -- The Primary Beneficiary is the surviving Joint Owner, if any. If there is no surviving Joint Owner, the Primary
       Beneficiary is the person or persons designated by the Owner and named in our records.

       CONTINGENT -- The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

    If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

    Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary.

ANNUITANT.

    The Annuitant is the person on whose life annuity income payments may be based. The Owner is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 85th birthday. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise.

    The Owner may change the Annuitant by Written Notice prior to the Annuity Commencement Date. However, if any Owner is not an individual the Annuitant may not be changed. The Annuitant's 90th birthday may not occur before the Annuity Commencement Date.

PAYEE.

    The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

ISSUANCE OF A CONTRACT

    To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life, who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. The minimum initial Purchase Payment is $5,000 for non-Qualified Contracts and $2,000 for Qualified Contracts. Protective Life reserves the right to accept or decline a request to issue a Contract. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Internal Revenue Code.

    If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the Net Purchase Payment to the Allocation Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the administrative office. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the Net Purchase Payment to the appropriate Allocation Options within two business days.

    You may transmit information necessary to complete an application to the Company by telephone, facsimile, or electronic media.

PURCHASE PAYMENTS

    The Company will only accept Purchase Payments prior to the earlier of the oldest Owner's 85th birthday, or the Annuitant's 85th birthday. No Purchase Payment will be accepted within 5 years of the Annuity Commencement Date then in effect. The minimum subsequent Purchase Payment we will accept is $500, or $100 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment.

    Purchase Payments are payable at our administrative office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. Protective Life retains the right to limit the maximum aggregate Purchase Payments that can be made without prior administrative office approval. This amount is currently $1,000,000.

    We may also offer an automatic purchase payment plan. Under such an automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We accept automatic purchase payments on the 1st through the 28th day of each month. Each automatic purchase payment must be at least $100. You may not allocate payments made through the automatic purchase payment plan to any DCA Fixed Account. If offered, you may not elect the automatic purchase payment plan and the partial automatic withdrawal plan simultaneously. (See "Surrenders and Partial Surrenders".) Upon notification of the death of any Owner the Company will terminate deductions under the automatic purchase payment plan. (See "Allocation of Purchase Payments".) To find out whether we currently offer the automatic purchase payment plan you should inquire with your broker.

RIGHT TO CANCEL

    You have the right to return the Contract within a certain number of days after you receive it by returning it to our administrative office or the sales representative who sold it along with a written cancellation request. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted, Protective Life will refund the Contract Value plus the sales charge and any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. Where required, we will refund the Purchase Payment.

ALLOCATION OF PURCHASE PAYMENTS

    The allocation of your Net Purchase Payment among the Allocation Options you have selected will be at the next price determined after we receive your Purchase Payment. Owners must indicate how their initial and subsequent Net Purchase Payments are to be allocated among the Allocation Options. The Fixed Account is not available in all states.

    If your allocation instructions are indicated by percentages, whole percentages must be used. Subsequent Purchase Payments made through the automatic purchase payment plan will not be allocated to any DCA Fixed Account. Subsequent Net Purchase Payments also will not be allocated to a DCA Fixed Account if, on the day we receive the Purchase Payment, the value of that DCA Fixed Account is greater than $0.00.

    For Individual Retirement Annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate your initial Net Purchase Payment (and any subsequent Net Purchase Payment made during the right-to-cancel period) to the Oppenheimer Money Fund Sub-Account until the expiration of the number of days in the right-to-cancel period starting from the date the Contract is mailed from our administrative office. Thereafter, all Net Purchase Payments will be allocated according to your allocation instructions then in effect.

    Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile transmission, automated telephone system or via the Internet at www.ipd1.protective.com. For non-written instructions regarding allocations, we will require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. The Company reserves the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

VARIABLE ACCOUNT VALUE

SUB-ACCOUNT VALUE.

    A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Effective Date is equal to the amount of the initial Net Purchase Payment allocated to that Sub-Account. On subsequent Valuation Days prior to the Annuity Commencement Date, the Sub-Account value is equal to that part of any Net Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by interest income, dividends, net capital gains or losses (realized or unrealized), decreased by partial surrenders (including any applicable premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account. The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for that Sub-Account on that day. (See "Determination of Accumulation Units" and "Determination of Accumulation Unit Value").

DETERMINATION OF ACCUMULATION UNITS.

    Net Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date. We determine the number of Accumulation Units by dividing the dollar amount directed to the Sub-Account by the value of the Accumulation Unit for that Sub-Account for the Valuation Day as of which the allocation or transfer occurs. Net Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. The Company executes such allocations and transfers as of the end of the Valuation Period in which it receives a Purchase Payment or Written Notice or other instruction requesting a transfer.

    Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

    - surrenders;

    - partial surrenders;

    - partial automatic withdrawals;

    - transfer from a Sub-Account;

    - payment of a death benefit claim;

    - application of the Contract Value to an Annuity Option;

    - deduction of the annual contract maintenance fee; and

    - deduction of a sales charge when a letter of intent is not fulfilled.

    Accumulation Units are canceled as of the end of the Valuation Period in which the Company receives Written Notice of or other instructions regarding the event. If the terms of a letter of intent are not satisfied, we will deduct the Accumulation Units associated with any outstanding sales charge without notice or instruction. Accumulation Units associated with the contract maintenance fee are also deducted without notice or instruction.

DETERMINATION OF ACCUMULATION UNIT VALUE.

    The Accumulation Unit value for each Sub-Account at the end of every Valuation Day is the Accumulation Unit value at the end of the previous Valuation Day times the net investment factor. The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for that Sub-Account on that day.

NET INVESTMENT FACTOR.

    The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

       (1) is the result of:

           a. the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current
               Valuation Period; plus

           b. the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

           c. a per share charge or credit for any taxes reserved for, which is determined by the Company to have resulted from the investment operations of the Sub-Account.

       (2) is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

       (3) is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period.

TRANSFERS

    Prior to the Annuity Commencement Date, you may instruct us to transfer Contract Value between and among the Allocation Options. When we receive your transfer instructions, we will allocate the Contract Value you transfer at the next price determined for the Allocation Options you indicate.

    You must transfer at least $100, or if less, the entire amount in the Allocation Option each time you make a transfer. If after the transfer, the Contract Value remaining in any Allocation Option from which a transfer is made would be less than $100, then we may transfer the entire Contract Value in that Allocation Option instead of the requested amount. We reserve the right to limit the number of transfers to no more than 12 per Contract Year. For each additional transfer over 12 during each Contract Year, we reserve the right to charge a Transfer Fee which will not exceed $25. The Transfer Fee, if any, will be deducted from the amount being transferred. (See "Charges and Deductions -- Transfer Fee".)

    Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of:

       (1) $2,500; or

       (2) 25% of the Contract Value in the Fixed Account value.

    Transfers into a DCA Fixed Account are not permitted.

    Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile transmission, automated telephone system or via the Internet at www.ipd1.protective.com. From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written requests for such transfers. We will require a form of personal identification prior to acting on non-written requests and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

RESERVATION OF RIGHTS.

    We reserve the right to limit amounts transferred into or out of any account within the Guaranteed Account. We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions) without prior notice for any Contract or class of Contracts at any time for any reason. We also reserve the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests transfers during a single Valuation Period on behalf of the Owners of two or more Contracts.

DOLLAR COST AVERAGING.

    Prior to the Annuity Commencement Date, you may instruct us by Written Notice to systematically and automatically transfer, on a monthly or quarterly basis, amounts from a DCA Fixed Account (or any other Allocation Option) to any Allocation Option, except that no transfers may be made into a DCA Fixed Account. This is known as the "dollar-cost averaging" method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

    You may make dollar cost averaging transfers on the 1st through the 28th day of each month. In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

    The DCA Fixed Accounts are available only for Net Purchase Payments designated for dollar cost averaging. Net Purchase Payments may not be allocated into any DCA Fixed Account when that DCA Fixed Account value is greater than $0, and all funds must be transferred from a DCA Fixed Account prior to allocating a Net Purchase Payment to that DCA Fixed Account. Where we agree, under current administrative procedures, to allocate a Net Purchase Payment to any DCA Fixed Account in installments from more than one source, we will credit each installment with the rate applied to the first installment we receive. Any Net Purchase Payment allocated to a DCA Fixed Account must include instructions regarding the number and frequency of the dollar cost averaging transfers, and the Allocation Option(s) into which the transfers are to be made.

    Currently, the maximum period for dollar cost averaging from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Fixed Account.

    The periodic amount transferred from a DCA Fixed Account will be equal to the Net Purchase Payment allocated to the DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. Interest credited will be transferred from the DCA Fixed Account after the last dollar cost averaging transfer. We will process dollar cost averaging transfers until the earlier of the following: (1) the designated number of transfers have been completed, (2) the Owner instructs us by Written Notice to cancel the automatic transfers or
(3) the value of that DCA Fixed Account is $0.00. If you terminate transfers from a DCA Fixed Account, we will transfer any amount remaining in that DCA Fixed Account into your selected DCA destination Allocation Options. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

    There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if Protective Life elects to limit transfers, or the designated number of free transfers in any Contract Year if the Company elects to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue dollar cost averaging upon 30 days' written notice to the Owner.

PORTFOLIO REBALANCING.

    Prior to the Annuity Commencement Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. No Contract Value may be transferred to the Guaranteed Account as part of portfolio rebalancing. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

    You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

    There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if Protective Life elects to limit transfers, or the designated number of free transfers in any Contract Year if the Company elects to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon 30 days' written notice to the Owner.

SURRENDERS AND PARTIAL SURRENDERS

SURRENDER.

    At any time before the Annuity Commencement Date, you may request a surrender of your Contract for its surrender value. To surrender your Contract, you must return the Contract to us and make your surrender request by Written Notice. We will pay you the surrender value in a lump sum unless you request payment under another payment option that we are making available at the time. Partial and full surrenders from Contracts issued as tax sheltered annuities are prohibited in certain circumstances. (See "Federal Tax Matters.") A surrender may have federal income tax consequences. (See "Taxation of Partial and Full Surrenders".) Under certain Annuity Options, a surrender value may be available. (See "Annuitization".) In accordance with SEC regulations, surrenders and partial surrenders are payable within 7 calendar days of our receiving Written Notice of your request.

SURRENDER VALUE.

    The surrender value of your Contract is equal to the Contract Value minus any applicable contract maintenance fee, outstanding sales charge and premium tax. We will determine the surrender value as of the end of the Valuation Day on which we receive your Written Notice requesting surrender and your Contract at our administrative office.

PARTIAL SURRENDER.

    At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value provided the Contract Value remaining after the partial surrender is at least $5,000. You must request the partial surrender by Written Notice. We will withdraw the amount requested from the Contract Value as of the Valuation Period during which we receive Written Notice requesting the partial surrender.

    You may specify the amount of the partial surrender to be made from any Allocation Option. If you do not so specify, or if the amount in the designated account(s) is inadequate to comply with the request, the partial surrender will be made from each Allocation Option based on the proportion that the value of each Allocation Option bears to the total Contract Value.

    A partial surrender may have federal income tax consequences. (See "Taxation of Partial and Full Surrenders".)

CANCELLATION OF ACCUMULATION UNITS.

    Surrenders and partial surrenders will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account Value.

SURRENDER AND PARTIAL SURRENDER RESTRICTIONS.

    The Owner's right to make surrenders and partial surrenders is subject to any restrictions imposed by applicable law or employee benefit plan.

RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN TYPES OF CONTRACTS.

    There are certain restrictions on surrenders and partial surrenders of Contracts used as funding vehicles for Internal Revenue Code Section 403(b) retirement plans. Section 403(b)(11) of the Internal Revenue Code restricts the distribution under Section 403(b) annuity contracts of:

        (i) contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

        (ii) earnings on those contributions; and

       (iii) earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

    Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or hardship. In addition, income attributable to salary reduction contributions may not be distributed in the case of hardship.

    In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

PARTIAL AUTOMATIC WITHDRAWALS.

    Currently, the Company offers a partial automatic withdrawal plan. This plan allows you to pre-authorize periodic partial surrenders prior to the Annuity Commencement Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. In order to participate in the plan you must have:

       (1) made an initial Purchase Payment of at least $5,000; or

       (2) a Contract Value as of the previous Contract Anniversary equal to $5,000.

    The partial automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments".) There are federal income tax consequences to partial automatic withdrawals from the Contract and the Owner should, therefore, consult with his or her tax advisor before participating in any withdrawal program. (See "Taxation of Partial and Full Surrenders".)

    When you elect the partial automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Partial automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. Partial automatic withdrawals will be taken pro-rata from the Allocations Options in proportion to the value each Allocation Option bears to the total Contract Value and will be made only by an electronic fund transfer. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

    If any partial automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the partial automatic withdrawal plan will terminate. Once partial automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. The partial automatic withdrawal plan will also terminate in the event that a non-automated partial surrender is made from a Contract participating in the plan, except on a partial surrender taken as a minimum required distribution from a Qualified Plan. (See "Qualified Retirement Plans".) Upon notification of the death of any Owner the Company will terminate the partial automatic withdrawal plan. The partial automatic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

    There is no charge for the partial automatic withdrawal plan. We reserve the right to discontinue the partial automatic withdrawal plan upon written notice to you.

                             THE GUARANTEED ACCOUNT

    The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

    The Guaranteed Account currently includes the Fixed Account and two DCA Fixed Accounts. The Fixed Account and the DCA Fixed Accounts are part of Protective Life's general account. The assets of Protective Life's general account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. Since the Fixed Account and the DCA Fixed Accounts are part of the general account, Protective Life assumes the risk of investment gain or loss on this amount.

    Except for certain Contracts issued in certain states, you may allocate some or all of your Net Purchase Payments and may transfer some or all of your Contract Value to an account within the Guaranteed Account, except that transfers may not be made into any DCA Fixed Account, and Net Purchase Payments may not be allocated to any DCA Fixed Account when that DCA Fixed Account value is greater than $0. All previously allocated funds must be transferred out of a DCA Fixed Account prior to allocating a subsequent Net Purchase Payment to that DCA Fixed Account. Amounts allocated or transferred to an account within the Guaranteed Account earn interest from the date the funds are credited to the account.

    The interest rate we apply to Net Purchase Payments and transfers into the Fixed Account is guaranteed for one year from the date the Net Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Net Purchase Payments or transfers allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

    DCA Fixed Accounts are designed to systematically transfer amounts to other Allocation Options over a designated period. The interest rate we apply to Net Purchase Payments allocated to a DCA Fixed Account is guaranteed for the period over which transfers are allowed from that DCA Fixed Account.

    From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Fixed Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that is less than an annual effective interest rate of 3.00%. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates.

GUARANTEED ACCOUNT VALUE.

    Any time prior to the Annuity Commencement Date, the Guaranteed Account value is equal to the sum of:

       (1) Net Purchase Payments allocated to the Guaranteed Account;
           plus

       (2) amounts transferred into the Guaranteed Account; plus

       (3) interest credited to the Guaranteed Account; minus

       (4) amounts transferred out of the Guaranteed Account; minus

       (5) the amount of any surrenders removed from the Guaranteed Account, including any applicable premium tax; minus

       (6) fees deducted from the Guaranteed Account; minus

       (7) deduction of a sales charge when a letter of intent is not fulfilled.

    For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

                                 DEATH BENEFIT

    If any Owner dies before the Annuity Commencement Date and while this Contract is in force, the Company will pay a death benefit, less any applicable premium tax, to the Beneficiary. We will determine the death benefit as of the end of the Valuation Period during which we receive due proof of death. Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a Beneficiary.

    The death benefit may be taken in one sum immediately, in which event the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and the entire interest in the Contract must be distributed under one of the following options:

       (1) the entire interest must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distribution beginning within one year of the Owner's death; or,

       (2) the entire interest must be distributed within 5 years of the Owner's death.

    If the Beneficiary is the deceased Owner's spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner, provided the deceased Owner's spouse's 85th birthday is after the Effective Date and the 90th birthday is after the Annuity Commencement Date then in effect. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to paragraph (1) or (2), above.

    If there is more than one Beneficiary, the foregoing provisions apply to each Beneficiary individually.

    For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of whether the standard or optional death benefit was selected.

    The death benefit provisions of this Contract shall be interpreted to comply with the requirements of Section 72(s) of the Internal Revenue Code. We reserve the right to endorse this Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

STANDARD DEATH BENEFIT

    The standard death benefit will equal the greater of:

       (1) the Contract Value; or

       (2) aggregate Purchase Payments less aggregate amounts surrendered.

OPTIONAL BENEFIT PACKAGES

    At the time of application, the Owner may purchase an optional benefit package that may provide a death benefit which is greater than the standard death benefit provided under the Contract. A death benefit available under an optional benefit package must be distributed according to the rules in the "Death Benefit" section above.

    Currently, two optional benefit packages are available in most states. If the Owner purchases one of these packages, the mortality and expense risk expense charge will increase by 0.15% to 0.75%, for total mortality and expense risk and administration charges of 0.85%. (See "Charges and Deductions".) Once you select an optional benefit package, you may not cancel or change the option. If any Owner is not a natural person, we will treat references to the Owner as references to the Annuitant for purposes of these benefit packages.

    Refer to Appendix A for an example of the calculation of each death benefit.

ANNUAL RESET DEATH BENEFIT PACKAGE.

    In most states, we will determine an annual reset anniversary value on each Contract Anniversary occurring before the earlier of the deceased Owner's 80th birthday or the deceased Owner's date of death. Each annual reset anniversary value is equal to the sum of:

    - the Contract Value on that Contract Anniversary; plus

    - all Purchase Payments since that Contract Anniversary; minus

    - all amounts surrendered since that Contract Anniversary.

    The death benefit will equal the greatest of:

       (1) the Contract Value; or

       (2) aggregate Purchase Payments less aggregate surrenders; or

       (3) the greatest annual reset anniversary value attained.

COMPOUND AND 3-YEAR RESET DEATH BENEFIT PACKAGE.

    We will determine a compound anniversary value on the most recent Contract Anniversary before the earlier of the deceased Owner's 80th birthday or the deceased Owner's date of death.

    The compound anniversary value is equal to the sum of:

       (a) the accumulation to the Contract Anniversary of all Purchase Payments prior to that Contract Anniversary, minus the accumulation of amounts surrendered prior to that Contract Anniversary; plus,

       (b) any Purchase Payments on or since that Contract Anniversary, minus any amounts surrendered on or since that Contract Anniversary.

    If the Effective Date is before the deceased Owner's 71st birthday, the amounts in (a) will accumulate at an annual effective interest rate of 4.00%. If the Effective Date is on or after the deceased Owner's 71st birthday, the amounts in (a) will accumulate at an annual effective interest rate of 3.00%.

    We will determine a 3-year reset anniversary value every 3rd Contract Anniversary occurring before the earlier of the deceased Owner's 80th birthday or the deceased Owner's date of death. Each 3-year reset anniversary value is equal the sum of:

    - the Contract Value on that Contract Anniversary;

    - plus all Purchase Payments since that Contract Anniversary;

    - minus all amounts surrendered since that Contract Anniversary.

    The death benefit will equal the greatest of:

       (1) the Contract Value; or

       (2) aggregate Purchase Payments less aggregate surrenders; or

       (3) the compound anniversary value; or

       (4) the greatest 3-year reset anniversary value attained.

NURSING HOME CONFINEMENT/TERMINAL ILLNESS BENEFIT

    In most states, we provide a Nursing Home Confinement/Terminal Illness Benefit if you purchase an optional benefit package. If you request a full surrender of your Contract under this benefit and meet either of the two qualifying conditions stated below, we will pay you the greater of:

       1) the Contract Value as of the end of the Valuation Period during which we receive your written request for surrender, less any applicable premium tax; or

       2) your aggregate Purchase Payments less aggregate amounts previously surrendered.

    You may make a full surrender of the Contract under this benefit at any time after the Effective Date if:

       (1) you are first diagnosed as having a terminal illness by a physician that is not related to you or the Annuitant; or,

       (2) you enter, for a period of at least ninety (90) days, a facility which is both licensed by the state and qualified as a skilled nursing home facility under Medicare or Medicaid.

    The term "terminal illness" means that you are diagnosed as having a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in your death in less than 12 months. You must submit written proof satisfactory to us of a terminal illness or nursing home confinement. We reserve the right to require an examination by a physician of our choice at our expense.

SUSPENSION OF BENEFITS

    For a period of one year after any change of ownership involving a natural person, you may surrender the Contract for the Contract Value.

                        SUSPENSION OR DELAY IN PAYMENTS

    Payments of a partial or full surrender of the Variable Account Value or death benefit are usually made within seven (7) calendar days. However, the Company may delay such payment of a partial or full surrender of the Variable Account Value or death benefit for any period in the following circumstances where permitted by the state of issue:

       1)  when the New York Stock Exchange is closed; or

       2)  when trading on the New York Stock Exchange is restricted; or

       3) when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account); or

       4) when the SEC, by order, so permits for the protection of security holders.

    The Company may delay payment of a partial or full surrender from the Guaranteed Account for up to six months where permitted.

                             CHARGES AND DEDUCTIONS

SALES CHARGE

    We may deduct a sales charge from each Purchase Payment we accept to cover the expenses associated with the sales and distribution of the Contracts. These expenses include commissions, sales literature and other promotional activities. If the sales charge is not sufficient to cover these costs we will pay them from our general assets (which may include amounts derived from the mortality and expense risk charge). We will retain as profit any aggregate sales charge we collect in excess of the amount needed for commissions and promotional activities.

    The sales charge is a percentage of each Purchase Payment and is calculated separately for each Purchase Payment by multiplying the Purchase Payment by the applicable sales charge percentage. The sales charge will be deducted from the Purchase Payment before we allocate the Net Purchase Payment to the Allocation Options you selected. The maximum Purchase Payment we will accept without prior approval by our administrative office is $1,000,000.

    The sales charge percentage is based upon the greater of: 1) aggregate Purchase Payments made under a contract; or, 2) the Contract Value plus the Purchase Payment on the date we accept the Purchase Payment. The sales charge percentage is determined according to the table below:

                            SALES CHARGE PERCENTAGES

CONTRACT VALUE OR                                                                  SALES
AGGREGATE PURCHASE PAYMENTS                                                  CHARGE PERCENTAGE
---------------------------------------------------------------------------  -----------------
Less than $50,000..........................................................          5.50%
At least $50,000 but less than $100,000....................................          4.50%
At least $100,000 but less than $250,000...................................          3.50%
At least $250,000 but less than $500,000...................................          2.50%
At least $500,000 but less than $1,000,000.................................          2.00%
At least $1,000,000 but less than $2,500,000...............................          1.00%
$2,500,000 or greater......................................................          0.50%

    The sales charge will not be retroactively reduced for Purchase Payments we have previously accepted. On certain sales to specific groups, sales charge percentages may be reduced or waived.

REDUCING YOUR SALES CHARGE


    You may qualify for a reduced sales charge percentage shown on the table above through our letter of intent program. We may modify, suspend or terminate this program at any time. Our letter of intent program may not be available in all states.


LETTER OF INTENT

    A letter of intent is your agreement to make Purchase Payments of a specified minimum aggregate amount within 13 months of your initial Purchase Payment. If the amount committed in your letter of intent entitles you to a reduced sales charge percentage, we will deduct sales charges on your Purchase Payments during the 13 month period as if the total amount of Purchase Payments to which you have committed had been paid in one lump sum. We will accept a letter of intent only at the time you apply for a Contract. Once we have accepted it, you may not modify or change a letter of intent.

    If you do not make the aggregate Purchase Payments to which you committed in your letter of intent within the 13 month period, we will deduct from your Contract Value the difference between (1) the sales charges applicable to the actual breakpoint you reached during the period, and (2) the total sales charge you actually paid. If you exceed the aggregate Purchase Payments to which you committed in your letter of intent within the 13 month period and reach a breakpoint that would entitle you to a lower sales charge percentage, we will only apply the lower percentage to the first Purchase Payment that reaches the breakpoint and all subsequent Purchase Payments. We will not retroactively reduce sales charges on previous Purchase Payments.

    In the event that you make a full surrender of the Contract during the 13 month period, we will determine the aggregate Purchase Payments as of the time of surrender. If you have not made Purchase Payments in the aggregate amount committed in your letter of intent, we will deduct from your Contract Value the difference between (1) the sales charge applicable to the actual breakpoint you reached prior to surrender, and (2) the sales charge you actually paid.

WAIVER OF SALES CHARGES

    We may waive sales charges for Contracts issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisors of any of the Funds or their affiliated companies (based upon the Owner's status at the time the Contract is purchased) because no marketing expenses and sales commissions are associated with such Contracts.

    We may also reduce or waive sales charges for certain block transactions that will create a net reduction in the costs we bear with respect to the affected annuity contracts. If any such transaction applies to your Contract, we will notify you of this fact in writing.

MORTALITY AND EXPENSE RISK CHARGE

    To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. Prior to the Annuity Commencement Date, for Contracts issued with the standard death benefit the charge is equal, on an annual basis, to 0.60% of the average daily net assets of the Variable Account attributable to such Contracts. If you select one of the optional benefit packages, the mortality and expense risk expense charge will increase by 0.15% for a total mortality and expense risk charge of 0.75% of the average annual daily net assets of the Variable Account attributable to your Contract. (See "Optional Benefit Packages".) On, and after the Annuity Commencement Date, the mortality and expense risk charge is equal to 0.60% of the average annual daily net assets of the Variable Account attributable to a Contract.

    The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that Protective Life assumes also includes a guarantee to pay a death benefit if the Owner dies before the Annuity Commencement Date. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. It is possible that the mortality and expense risk charge (or a portion of it) could be treated as a distribution for tax purposes. (See "Federal Tax Matters."). We may incur a profit or a loss from this charge. Any profit may be used to finance distribution expenses.

ADMINISTRATION CHARGES

    We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to such Contracts. This deduction helps pay for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

TRANSFER FEE

    Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Allocation Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

CONTRACT MAINTENANCE FEE

    Prior to the Annuity Commencement Date, we deduct a contract maintenance fee of $30 from the Contract Value on each Contract Anniversary, and on any day that the Contract is surrendered other than the Contract Anniversary. We will deduct the contract maintenance fee from the Allocation Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders equals or exceeds $50,000 on the date we are to deduct the contract maintenance fee.

FUND EXPENSES

    The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses incurred by the Funds. For each Fund, an investment manager receives a daily fee for its services. (See the prospectuses for the Funds, which accompany this Prospectus.)

PREMIUM TAXES

    Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

OTHER TAXES

    Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

                                 ANNUITIZATION

ANNUITY COMMENCEMENT DATE

    On the Effective Date, the Annuity Commencement Date is the later of 1) the oldest Owner's or Annuitant's 90th birthday or 2) the 10th Contract Anniversary. The Owner may change the Annuity Commencement Date by Written Notice. The proposed Annuity Commencement Date must be at least 30 days after the date the written request is received by the Company, and at least 5 years after the most recent Purchase Payment. The new Annuity Commencement Date may not be later than
1) the oldest Owner's or Annuitant's 90th birthday or 2) the 10th Contract Anniversary unless approved by Protective Life. Annuity Commencement Dates that occur or are scheduled to occur at an advanced age for the Annuitant (E.G., past age 85), may in certain circumstances have adverse income tax consequences. (See "Federal Income Tax Matters".) Distributions from Qualified Contracts may be required before the Annuity Commencement Date.

    On the Annuity Commencement Date, we will apply your Contract Value, less any applicable charges and premium tax, to the Annuity Option you have selected to determine an annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

FIXED INCOME PAYMENTS

    Fixed income payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by the Company. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

VARIABLE INCOME PAYMENTS

    Variable income payments are periodic payments from the Company to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments.

ANNUITY UNITS.

    On the Annuity Commencement Date, we will apply the Contract Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day on which the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

VARIABLE INCOME PAYMENTS.

    We will determine the amount of your variable income payment no earlier than five Valuation Days before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

    We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payment attributable to each Sub-Account.

    The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

    (a) is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;

    (b) is the Annuity Unit value for the preceding Valuation Period; and

    (c) is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

    The AIR is equal to 5%, and the AIR factor is equal to one plus the AIR, or 1.05.

    IF THE NET INVESTMENT RETURN OF THE SUB-ACCOUNT FOR A VARIABLE INCOME PAYMENT PERIOD IS EQUAL TO THE AIR DURING THAT PERIOD, THE VARIABLE INCOME PAYMENT ATTRIBUTABLE TO THAT SUB-ACCOUNT FOR THAT PERIOD WILL EQUAL THE PAYMENT FOR THE PRIOR PERIOD. TO THE EXTENT THAT SUCH NET INVESTMENT RETURN EXCEEDS THE AIR FOR THAT PERIOD, THE PAYMENT FOR THAT PERIOD WILL BE GREATER THAN THE PAYMENT FOR THE PRIOR PERIOD; TO THE EXTENT THAT SUCH NET INVESTMENT RETURN FALLS SHORT OF THE AIR FOR THAT PERIOD, THE PAYMENT FOR THAT PERIOD WILL BE LESS THAN THE PAYMENT FOR THE PRIOR PERIOD.

    Refer to Appendix B for an explanation of the variable annuitization calculation.

EXCHANGE OF ANNUITY UNITS.

    After the Annuity Commencement Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. Only one exchange between Sub-Accounts is allowed in any calendar month, and no exchanges are allowed between the Guaranteed Account and the Variable Account.

ANNUITY OPTIONS

    You may select an Annuity Option, or change your selection by Written Notice received by the Company not later than 30 days before the Annuity Commencement Date. You may not change your selection of Annuity Option less than 30 days before the Annuity Commencement Date. If you have not selected an Annuity Option within 30 days of the Annuity Commencement Date, we will apply your Contract Value to Option B -- Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

    You may select from among the following Annuity Options:

OPTION A -- PAYMENTS FOR A CERTAIN PERIOD:

    We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant. The Contract may be surrendered for its commuted value while variable income payments under Option A are being made but fixed income payments under this option may not be surrendered.

OPTION B -- LIFE INCOME WITH OR WITHOUT A CERTAIN PERIOD:

    Payments are based on the life of an Annuitant. If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, payments will stop upon the death of the Annuitant(s), no matter how few or how many payments have been made. The Contract may not be surrendered while income payments under Option B are being made regardless of whether fixed or variable income payments are selected.

ADDITIONAL OPTION:

    You may use the Contract Value, less applicable premium tax, to purchase any annuity contract that we offer on the date you elect this option.

MINIMUM AMOUNTS

    If your Contract Value is less than $5,000 on the Annuity Commencement Date, we reserve the right to pay the Contract Value in one lump sum. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

DEATH OF ANNUITANT OR OWNER AFTER ANNUITY COMMENCEMENT DATE

    In the event of the death of any Owner on or after the Annuity Commencement Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as fast as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

                            YIELDS AND TOTAL RETURNS

    From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. THESE FIGURES ARE BASED ON HISTORIC RESULTS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. More detailed information about the calculation of performance information appears in the Statement of Additional Information.

    Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

YIELDS

    The yield of the Oppenheimer Money Fund Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The yield of a Sub-Account (except the Oppenheimer Money Fund Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

TOTAL RETURNS

    The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over one, five and ten years since the inception of the Sub-Account.

    Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Account had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions (excluding any deductions for premium taxes).

    When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

    Until a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

NON-STANDARD AVERAGE ANNUAL TOTAL RETURNS

    In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions will not include the sales charge or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

    Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

    Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

PERFORMANCE COMPARISONS

    Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

    Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

OTHER MATTERS

    Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

    All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

                              FEDERAL TAX MATTERS

INTRODUCTION

    The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended ("the Code"), Treasury regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address state or local tax consequences associated with the purchase of the Contract. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

THE COMPANY'S TAX STATUS

    Protective Life is taxed as a life insurance company under the Internal Revenue Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Internal Revenue Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

                        TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL DURING ACCUMULATION PERIOD

    Under existing provisions of the Internal Revenue Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

    (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

    (2) the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

    (3) the Owner is an individual (or an individual is treated as the Owner for tax purposes).

DIVERSIFICATION REQUIREMENTS.

    The Internal Revenue Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contact. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Internal Revenue Code and Treasury Department regulations.

OWNERSHIP TREATMENT.

    In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that the IRS would issue guidance by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus the IRS has not issued any guidance.

    The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and Variable Account values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

NONNATURAL OWNER.

    As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

    In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

    (1) Contracts acquired by an estate of a decedent by reason of the death of the decedent;

    (2) certain Qualified Contracts;

    (3) Contracts purchased by employers upon the termination of certain Qualified Plans;

    (4) certain Contracts used in connection with structured settlement agreements; and

    (5) Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

DELAYED ANNUITY COMMENCEMENT DATES.

    If the Contract's Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (E.G., past age
85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

    The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

TAXATION OF PARTIAL AND FULL SURRENDERS

    In the case of a partial surrender, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract." Amounts received under a partial automatic withdrawal plan are treated as partial surrenders. In the case of a full surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the contract at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not included in income. Partial and full surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Partial and full surrenders may also be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.") In addition, in the case of partial and full surrenders from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of the amount surrendered is made. (See "Direct Rollovers".)

    The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. As described elsewhere in this Prospectus, the Company imposes certain charges with respect to the death benefit. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a partial surrender of the Contract.

TAXATION OF ANNUITY PAYMENTS

    Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option, adjusted for any period certain or refund feature, when payments begin divided by the number of payments expected (as determined by Treasury Department regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is the amount determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

    Once the total amount of the investment in the contract is excluded using the above formulas, annuity payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

    There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax advisor should be consulted in those situations.

    Annuity income payments may be subject to federal income tax withholding requirements. (See "Federal Income Tax Income Withholding".) In addition, in the case of annuity income payments from certain Qualified Plans, mandatory withholding requirements may apply, unless a "direct rollover" of such annuity payments is made. (See "Direct Rollovers".)

TAXATION OF DEATH BENEFIT PROCEEDS

    Prior to the Annuity Commencement Date, amounts may be distributed from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

    (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or

    (2) if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

    After the Annuity Commencement Date, where a guaranteed period exists under an Annuity Option, and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

    (1) if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

    (2) if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

    Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding".) In addition, in the case of such proceeds from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of such proceeds is made. (See "Direct Rollovers".)

ASSIGNMENTS, PLEDGES, AND GRATUITOUS TRANSFERS

    Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be taxed on the difference between his or her Contract Value and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

    Where a Contract has not been issued in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract that is includable in income unless the payment is:

    (a) received on or after the Owner reaches age 59 1/2;

    (b) attributable to the Owner's becoming disabled (as defined in the tax law);

    (c) made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

    (d) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

    (e) made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

        (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

AGGREGATION OF CONTRACTS

    In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life, the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not clear; however, it could affect the amount of an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

LOSS OF INTEREST DEDUCTION WHERE CONTRACT IS HELD BY OR FOR THE BENEFIT OF
  CERTAIN NONNATURAL PERSONS

    In the case of Contracts issued after June 8, 1997 to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, recent changes in the tax law may result in a portion of otherwise deductible interest no longer being deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

                           QUALIFIED RETIREMENT PLANS

IN GENERAL

    The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Internal Revenue Code. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans.

    The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for full surrenders, partial automatic withdrawals, partial surrenders, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Similarly, loans from Qualified Contracts, where available, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising any loan privileges that are available.) Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans and vary with the type of plan.

    If this Contract is used in connection with a Qualified Plan, the Owner and Annuitant must be the same individual. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act ("ERISA"), the spouse or former spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

    In addition, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Internal Revenue Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.

    There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

    (a) received on or after the Owner reaches age 59 1/2;

    (b) received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

    (c) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

    These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs taken after December 31, 1997 which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor.

    When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

    Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES.

    Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as IRAs. IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), distributions from certain Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA.

    However, you may not use the Contract in connection with an "Education IRA" under Section 530 of the Internal Revenue Code, a "Simplified Employee Pension" under Section 408(k) of the Internal Revenue Code, or a "Simple IRA" under
Section 408(p) of the Internal Revenue Code.

    IRAs generally may not invest in life insurance contracts, but an annuity that is purchased by, or used as, an IRA may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The Owners of the Contract may purchase an optional benefit package which provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that the death benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

ROTH IRAS.

    Section 408A of the Internal Revenue Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

    A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Internal Revenue Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may not accept rollover contributions from other qualified plans. The state tax treatment of a Roth IRA may differ from federal tax treatment of a Roth IRA.

    As described above (see "Individual Retirement Annuities"), there is some uncertainty regarding the proper characterization of the Contract's optional death benefits for purposes of the tax rules governing IRAs (which include Roth
IRAs). Persons intending to use the Contract in connection with a Roth IRA should seek competent advice.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING
  PLANS.

    Sections 401(a) and 403(a) of the Internal Revenue Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. If the Owner of the Contract purchases an optional death benefit package, the death benefit in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible the IRS could characterize such a death benefit as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

SECTION 403(B) POLICIES.

    Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Purchasers of the Contracts for use as a "Section 403(b) Policy" should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such Contracts. In particular, purchasers and their advisers should consider that the optional benefit packages available under the Contract provide a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible the IRS could characterize the death benefit as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a Section 403(b) Policy. Even if the IRS characterizes the death benefit under the Contract as an incidental death benefit, the death benefit is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her Section 403(b) Policy.

    Section 403(b) Policies contain restrictions on withdrawals of:

     (i) contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     (ii) earnings on those contributions; and

    (iii) earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

    These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, become disabled, or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent the Company is directed to transfer some or all of the Contract Value to the issuer of another Section 403(b) Policy or into a Section 403(b)(7) custodial account.)

    Employers intending to use the Contract in connection with such plans should seek competent advice.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT
  ORGANIZATIONS.

    Section 457 of the Internal Revenue Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract. Those who intend to use the Contracts in connection with such plans should seek competent advice.

DIRECT ROLLOVERS

    If your Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a
Section 403(b) Policy, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Internal Revenue Code, qualified annuity plan under section 403(a) of the Code, or section 403(b) annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

    Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

                         FEDERAL INCOME TAX WITHHOLDING

    Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date) and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                                GENERAL MATTERS

THE CONTRACT

    The Contract and its attachments, including the copy of your application and any endorsements, riders and amendments, constitute the entire agreement between you and us. All statements in the application shall be considered representations and not warranties. The terms and provisions of this Contract are to be interpreted in accordance with the Internal Revenue Code of 1986, as amended (the "Code") and applicable regulations.

ERROR IN AGE OR GENDER

    When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until proof is provided. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

    If after proof of age and gender (where applicable) is provided, we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

INCONTESTABILITY

    We will not contest the Contract.

NON-PARTICIPATION

    The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

ASSIGNMENT

    You have the right to assign the Contract if it is a Non-Qualified Contract. We do not assume responsibility for the assignment. Any claim made under an assignment is subject to proof of the nature and extent of the assignee's interest prior to payment by us. Assignments have federal income tax consequences. (See "Assignments, Pledges and Gratuitous Transfers" in the prospectus.)

NOTICE

    All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our administrative office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

MODIFICATION

    No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Internal Revenue Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

REPORTS

    At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

SETTLEMENT

    Benefits due under this Contract are payable from our administrative office. You may apply the settlement proceeds to any payout option we offer for such payments at the time the election is made. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time the payment is made. We shall be discharged from all liability for payment to the extent of any payments we make.

RECEIPT OF PAYMENT

    If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

PROTECTION OF PROCEEDS

    To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

MINIMUM VALUES

    The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

APPLICATION OF LAW

    The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Internal Revenue Code and with applicable regulations.

NO DEFAULT

    The Contract will not be in default if subsequent Purchase Payments are not made.

                         DISTRIBUTION OF THE CONTRACTS

    We will offer the Contracts on a continuous basis and Protective Life does not anticipate discontinuing the offering of the Contracts. Nevertheless, Protective Life reserves the right to discontinue the offering at any time. Investment Distributors, Inc. serves as principal underwriter (as defined in the 1940 Act) for the Contracts. Investment Distributors, Inc. has agreed to use its best efforts to sell the Contracts. Investment Distributors, Inc. is a wholly-owned subsidiary of PLC and has the same address as Protective Life. Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell Protective Life's Contracts and who are also registered representatives of broker/dealers having a distribution agreement with Investment Distributors, Inc. or broker/dealers having a distribution agreement with such broker/dealer. Investment Distributors, Inc. is an affiliate of Protective Life Insurance Company and is registered with the SEC under the Securities Exchange Act of 1934 as a broker/dealer. Investment Distributors, Inc. is a member of the National Association of Securities Dealers, Inc. The maximum commission Protective Life will pay is 4.5% of the Purchase Payments for the sale of a Contract, not including subsequent asset-based commissions.

INQUIRIES

    Inquiries regarding a Contract may be made by writing to Protective Life at its administrative office.

                           PREPARATION FOR YEAR 2000

    Computer hardware and software often denote the year using two digits rather than four, for example, the year 1998 often is denoted by such hardware and software as "98." It is probable that such hardware and software will malfunction when calculations involving the year 2000 are attempted because the hardware and/or software will interpret "00" as representing the year 1900 rather than the year 2000. This "Year 2000" issue potentially affects all individuals and companies (including Protective Life, its customers, business partners, suppliers, banks, custodians and administrators). The problem is most prevalent in older mainframe systems, but personal computers and equipment containing computer chips could also be affected.

    Protective Life shares computer hardware and software with its parent, PLC. PLC began work on the Year 2000 problem in 1995. At that time, PLC identified and assessed PLC's critical mainframe systems, and prioritized the remediation efforts that were to follow. During 1998 all other hardware and software, including non-information technology (non-IT) related hardware and software, were included in the process. PLC's Year 2000 plan includes all subsidiaries.

    PLC estimates that Year 2000 remediation is complete for its mission critical insurance administration and general administration systems. Personal computer network hardware and software have been reviewed, with upgrades implemented where necessary. A review of personal computer desktop software is in progress, but not complete. All Year 2000 personal computer preparations are expected to be completed by September 30, 1999. With respect to non-IT equipment and processes, the assessment and remediation is progressing on schedule and all known issues are expected to be remediated before December 31, 1999.

    Future date tests are used to verify a system's ability to process transactions dated up to and beyond January 1, 2000. Future date tests are complete for PLC's mission-critical systems. A large portion of the testing has been conducted by a contract programming staff dedicated full time to Year 2000 preparations. These resources have been part of PLC's Year 2000 project since 1995.

    Integrated tests involve multiple system testing and are used to verify the Year 2000 readiness of interfaces and connectivity across multiple systems. PLC is using its mainframe computer to simulate a Year 2000 production environment and to facilitate integrated testing. Integrated testing is materially complete but will continue throughout 1999 as needed.

    Business partners and suppliers that provide products or services critical to PLC's operations are being reviewed and in some cases their Year 2000 preparations are being monitored by PLC. To date, no partners or suppliers have reported that they expect to be unable to continue supplying products and services after January 1, 2000. Monitoring and testing of critical partners and suppliers will continue throughout 1999. Formal contingency plans are currently being documented. These plans will be complete and approved by senior management by September 30, 1999. These plans will augment PLC's existing disaster recovery plans.

    PLC cannot specifically identify all of the costs to develop and implement its Year 2000 plan. The cost of new systems to replace non-compliant systems have been capitalized in the ordinary course of business. Other costs have been expensed as incurred. Through June 30, 1999, costs that have been specifically identified as relating to the Year 2000 problem total $4.7 million, with an additional $0.5 million estimated to be required to support continued testing activity. PLC's Year 2000 efforts have not adversely affected its normal procurement and development of information technology.

    Although PLC believes that a process is in place to successfully address Year 2000 issues, there can be no assurances that PLC's efforts will be successful, that interactions with other service providers with Year 2000 issues will not impair Protective Life's operations, or that the Year 2000 issue will not otherwise adversely affect Protective Life.

    Should some of PLC's systems not be available due to Year 2000 problems, in a reasonably likely worst case scenario, Protective Life may experience significant delays in its ability to perform certain functions, but does not expect to be unable to perform critical functions or to otherwise conduct business.

                                      IMSA

    Protective Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                               LEGAL PROCEEDINGS

    There are at present no legal proceedings to which the Variable Account is a party or the assets of the Variable Account are subject. Protective Life is involved in pending and threatened proceedings in which claims for monetary damages or penalties may be asserted. Management, after consultation with legal counsel, does not believe that such proceedings are material, nor does it anticipate the ultimate liability arising from any such proceeding would be material, to Protective Life in relation to its total assets. Such proceedings are not related to the Variable Account.

                                 VOTING RIGHTS

    In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

    The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

    The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

    Shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

    Each person having a voting interest in a Sub-Account will receive proxy materials, reports, and other material relating to the appropriate Fund.

                              FINANCIAL STATEMENTS

    The audited statement of assets and liabilities of The Protective Variable Annuity Separate Account as of December 31, 1998 and 1997 and the related statements of operations and changes in net assets for the years ended December 31, 1998 and 1997 as well as the Report of Independent Accountants are contained in the Statement of Additional Information.

    The audited consolidated balance sheets for Protective Life as of December 31, 1998 and 1997 and the related consolidated statements of income, stockholder's equity, and cash flows for the three years in the period ended December 31, 1998 and the related financial statement schedules as well as the Report of Independent Accountants are contained in the Statement of Additional Information.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
CALCULATION OF YIELDS AND TOTAL RETURNS....................................................................           3
  Oppenheimer Money Fund Sub-Account Yield.................................................................           3
  Other Sub-Account Yields.................................................................................           4
  Total Returns............................................................................................           4
  Effect of the Contract Maintenance Fee on Performance Data...............................................           5
SAFEKEEPING OF ACCOUNT ASSETS..............................................................................           5
STATE REGULATION...........................................................................................           5
RECORDS AND REPORTS........................................................................................           6
LEGAL MATTERS..............................................................................................           6
EXPERTS....................................................................................................           6
OTHER INFORMATION..........................................................................................           6
FINANCIAL STATEMENTS.......................................................................................           6

                                   APPENDIX A

EXAMPLE OF DEATH BENEFIT CALCULATIONS

    Assume an Owner is 55 on the Effective Date, 1/1/yy. The following transactions occur prior to the Owner's death on 7/1(yy+5) when the Contract Value is $185,000. For purposes of this example, also assume that proof of death was provided immediately, and no premium tax is applicable.

DATE                                                   TRANSACTION         AMOUNT
-------------------------------------------------  --------------------  ----------
1/1/yy...........................................  Purchase Payment      $  100,000
4/1/(yy+2).......................................  Partial Surrender     $   25,000
10/1(yy+4).......................................  Purchase Payment      $   80,000

    The Contract Values on each Contract Anniversary are shown below. These Contract Values are hypothetical and are solely for the purpose of illustrating death benefit calculations. The Contract Values presented are net of all expenses and charges (except any charge for premium taxes), including Fund expenses and Variable Account expenses and charges. This illustration does not reflect historical investment results, nor does it predict or guarantee future investment results. Actual results may be higher or lower.

ANNIVERSARY DATE                                                      CONTRACT VALUE
--------------------------------------------------------------------  --------------
1/1(yy+1)...........................................................   $    120,000
1/1(yy+2)...........................................................   $    130,000
1/1(yy+3)...........................................................   $    105,000
1/1(yy+4)...........................................................   $    110,000
1/1(yy+5)...........................................................   $    180,000

STANDARD DEATH BENEFIT

    Under the Standard Death Benefit, the death benefit payable is the greater of:

       (1) Contract Value of $185,000 or,

       (2) aggregate Purchase Payments less aggregate surrenders, or $180,000 less $25,000 equals $155,000.

    The death benefit payable is then $185,000.

ANNUAL RESET DEATH BENEFIT OPTION

    The Annual Reset Death Benefit is equal to the greatest annual reset anniversary value attained, where an annual reset anniversary value equals the Contract Value on the Contract Anniversary plus all subsequent Purchase Payments minus all subsequent amounts surrendered, as shown below.

    ANNIVERSARY

ANNIVERSARY DATE                              ANNIVERSARY VALUE
------------------------  ----------------------------------------------------------
1/1/(yy+1)..............  $120,000 minus $25,000 plus $80,000 equals $175,000
1/1/(yy+2)..............  $130,000 minus $25,000 plus $80,000 equals $185,000
1/1/(yy+3)..............  $105,000 plus $80,000 equals $185,000
1/1/(yy+4)..............  $110,000 plus $80,000 equals $190,000
1/1/(yy+5)..............  $180,000

    The Annual Reset Death Benefit is the greatest annual reset anniversary value attained, or $190,000.

    Under the Annual Reset Death Benefit option, the death benefit payable is the greater of:

       (1) the Standard Death Benefit of $185,000; or

       (2) the Annual Reset Death Benefit of $190,000.

    The death benefit payable is then $190,000.

COMPOUND AND 3-YEAR RESET DEATH BENEFIT OPTION

    The Compound Death Benefit is equal to the accumulation to the most recent Contract Anniversary of all prior Purchase Payments less all prior amounts surrendered, using an annual effective interest rate of 4%, plus all Purchase Payments on or since that Contract Anniversary less all amounts surrendered since that Contract Anniversary.

    An accumulation interest rate of 3% would have been applicable if the Effective Date of the Contract had been on or after the deceased Owner's 71st birthday.

    For ease of understanding, this example assumes an equal number of days in each quarterly period. In practice, the actual number of days in each period will be taken into account.

    The Compound Death Benefit is:

        Purchase Payment of $100,000 times (1.04(5)) equals $121,665.29; minus Surrender of $25,000 times (1.04(2.75)) equals $27,847.21; plus Purchase Payment of $80,000 times (1.04(0.25)) equals $80,788.27; equals $174,606.35.

    The 3-Year Reset Death Benefit is equal to the greatest 3-year reset anniversary value attained, where a 3-year reset anniversary value equals the Contract Value on that Contract Anniversary plus all subsequent Purchase Payments minus all subsequent amounts surrendered, as shown below.

    The only 3-year reset anniversary was on 1/1/(yy+3), where the anniversary value was $105,000 plus $80,000 equals $185,000.

    The 3-Year Reset Death Benefit is the greatest 3-year reset anniversary value attained, or $185,000.

    Under the Compound and 3-Year Reset Death Benefit option, the death benefit payable is the greatest of:

       (1) the standard Death Benefit of $185,000; or

       (2) the Compound Death Benefit, of $174,606.35; or

       (3) the 3-Year Reset Death Benefit, of $185,000.

    The death benefit payable is then $185,000.

                                   APPENDIX B

EXPLANATION OF THE VARIABLE ANNUITIZATION CALCULATION

    Assuming a Contract Value (less applicable charges and premium taxes) of $100,000 on the Annuity Commencement Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Commencement Date is calculated using an interest assumption of 5%, as shown below.

    There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Contract Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Commencement Date is the amount necessary to force this balance to $0.

                                                           INTEREST
                                                            EARNED       CONTRACT                     CONTRACT
                                                          DURING YEAR  VALUE BEFORE                  VALUE AFTER
DATE                                                         AT 5%        PAYMENT     PAYMENT MADE     PAYMENT
--------------------------------------------------------  -----------  -------------  ------------  -------------
               Annuity Commencement Date                               $  100,000.00  $       0.00  $  100,000.00
End of 1st year.........................................   $ 5,000.00  $  105,000.00  $  23,097.48  $   81,902.52
End of 2nd year.........................................   $ 4,095.13  $   85,997.65  $  23,097.48  $   62,900.17
End of 3rd year.........................................   $ 3,145.01  $   66,045.17  $  23,097.48  $   42,947.69
End of 4th year.........................................   $ 2,147.38  $   45,095.08  $  23,097.48  $   21,997.60
End of 5th year.........................................   $ 1,099.88  $   23,097.48  $  23,097.48  $        0.00

    Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Commencement Date.

    The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

    Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

                      (This page intentionally left blank)

    PLEASE TEAR OFF, COMPLETE AND RETURN THIS FORM TO ORDER A FREE STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS. ADDRESS THE FORM TO PROTECTIVE LIFE'S INVESTMENT PRODUCTS DIVISION, CUSTOMER SERVICE CENTER AT THE ADDRESS SHOWN ON THE COVER.

    PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR THE PROTECTIVE ADVANTAGE-SM- VARIABLE ANNUITY.

--------------------------------------------------------------------------------

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